                           SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[X] Preliminary Proxy Statement           [_ ] CONFIDENTIAL, FOR USE OF THE
                                               COMMISSION ONLY (AS PERMITTED BY
                                               RULE 14a-6(e)(2))
[ ] Definitive Proxy Statement


[_] Definitive Additional Materials

[_] Soliciting Material Pursuant to (S) 240.14a-11(c) or (S) 240.14a-12


             -----------------------------------------------------
                               Seal Holdings Corporation
             -----------------------------------------------------

Payment of Filing Fee (Check the appropriate box):

[X] No Fee required.

[_] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

  (1) Title of each class of securities to which transaction applies:

  (2) Aggregate number of securities to which transaction applies:

  (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

  (4) Proposed maximum aggregate value of transaction:

  (5) Total fee paid:

[_] Fee paid previously with preliminary materials.

[_] Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

  (1) Amount Previously Paid:

  (2) Form, Schedule or Registration Statement No.

  (3) Filing Party:

  (4) Date Filed:

                           SEAL HOLDINGS CORPORATION
                          125 WORTH AVENUE, SUITE 314
                   PALM BEACH, FLORIDA 33480 (561) 833-5111

                   NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                          TO BE HELD ON JUNE 9, 1998

You are cordially invited to attend the Annual Meeting of Stockholders of Seal Holdings Corporation ("Company") which will be held at the Trust Department Conference Room, First National in Palm Beach, 255 South County Road, Palm Beach, Florida 33480, on June 9, 1998 at 10:00 A.M., Florida time.

At the Annual Meeting, you will be asked to consider and approve the following:

     1. To elect as directors the three (3) persons listed.

     2. To consider and act upon the ratification of Ernst & Young LLP as independent auditors for the Company for the fiscal year ending December 31, 1998.

     3. To approve the 1998 Incentive Option Plan.

     4. To act upon any other matters properly coming before the meeting or any adjournment thereof.

Holders of common stock at the close of business on April 27, 1998 will be entitled to vote at the meeting and any adjournment thereof as set forth in the accompanying Proxy Statement.

                                          By order of the Board of Directors

                                          /s/ James S. Goodner
                                          James S. Goodner
                                          Secretary

May 4, 1998
Palm Beach, Florida

     In order to avoid additional soliciting expense to the Company, please SIGN, DATE and MAIL your proxy PROMPTLY in the return envelope provided, even if you plan to attend the meeting. You may revoke your proxy at any time prior to its use at the Annual Meeting by giving written notice of revocation, by signing and delivering to the Secretary of the Company a proxy bearing a later date or by personally voting at the meeting.

                  SUMMARY OF PROPOSALS FOR CONSIDERATION

     The following summary is qualified in its entirety by, and should be read in conjunction with, the more detailed information appearing elsewhere or incorporated by reference herein.

     The Company continues its transition into a new line of business to be determined by the Board of Directors, as more fully described in the Proxy Statement dated April 11, 1997, and the Current Report on Form 10-KSB dated March 31, 1998, and other intervening filings. The following proposals are intended to continue this transition:

     1. To elect as directors Mr. Thomas M. Ferguson, Mr. Donald L. Caldera and Mr. J. Erik Hvide. Mr. Ferguson and Mr. Caldera are nominated as Class B Directors, and Mr. Hvide is nominated as Class A Director.

     Each director will hold office until the next meeting of stockholders for the election of directors and until his successor is elected and qualifies unless he sooner resigns or is removed as provided in the Bylaws. The holders of Class B Common Stock are entitled to nominate and elect a simple majority of the Board of Directors, and the holders of Class A Common Stock are entitled to nominate and elect the remainder of the Board of Directors.

     2. To consider and act upon the ratification of Ernst & Young LLP as independent auditors for the Company for the 1998 fiscal year. Ernst & Young LLP audited the financial statements of the Company for the 1997 fiscal year.

     3. To ratify the Seal Holdings Corporation 1998 Incentive Option Plan.

     The 1998 Incentive Option Plan (the "Plan") would authorize the grant of incentive stock options and nonqualified stock options and is intended to promote the interests of the Company by offering those directors, executive officers, key employees and outside consultants of the Company, who are primarily responsible for the Company's management, growth and success, the opportunity to participate in a long-term incentive plan designed to reward them for their services and to encourage them to continue in the employ of or to provide services to the Company.

     4. To act upon any other matters properly coming before the meeting or any adjournment thereof.

                             PROXY STATEMENT

                      Annual Meeting of Stockholders

                               JUNE 9, 1998

     The accompanying Form of Proxy is being solicited on behalf of the Board of Directors of Seal Holdings Corporation (hereinafter sometimes referred to as
"Company" or "Seal Holdings"). The meeting will be held at the Trust Department Conference Room, First National in Palm Beach, 255 South County Road, Palm Beach, Florida, at 10:00A.M. on June 9, 1998. Only stockholders of record as of the close of business on April 27, 1998 (the "Record Date") will be entitled to notice of and to vote at the Annual Meeting of Stockholders or any adjournment thereof. This Proxy Statement is being mailed on or about May 4, 1998.

     Seal Holdings Corporation, a Delaware corporation, has outstanding two classes of stock, Class A voting common stock, par value $0.20 per share ("Class A Stock"), and Class B voting common stock, par value $0.20 per share ("Class B Stock") (together with Class A Stock, the "Common Stock"). The holders of the Class B Stock are entitled to elect a simple majority of the Company's directors, and the holders of Class A Stock are entitled to elect the remaining directors. Holders of Class A Stock may only vote for Class A Directors, and holders of Class B Stock may only vote for Class B Directors. The two classes of stock may be voted together as a single class on certain matters and may be voted as separate classes on certain other matters. On April 27, 1998 there were outstanding 1,193,601 shares of Class A Stock and 25,000 shares of Class B Stock. Each stockholder will be entitled to one vote for each share of stock owned.

     The presence, in person or by proxy, of the holders of (i) a majority of the outstanding shares of Class A Stock, and (ii) a majority of the outstanding shares of Class B Stock, entitled to vote at the Annual Meeting is necessary to constitute a quorum for the transaction of business at the Annual Meeting. Shares represented by proxies that reflect abstentions will be counted as shares that are present and entitled to vote for purposes of determining the presence of a quorum, and will have the same effect as a vote against the Proposals. "Broker non-votes" (i.e., shares held by a broker or nominee which are represented at the meeting, but with respect to which such broker or nominee is not empowered to vote on a particular proposal) will not be counted in determining the number of shares present and entitled to vote with respect to Proposals 2 and 3 and will not be counted as votes either for or against Proposals 2 and 3.

     The person nominated as the "Class A Director" will be elected if he receives the affirmative vote of a plurality of the outstanding shares of the Class A Stock present, in person or by proxy, at the Annual Meeting and entitled to vote. The persons nominated as "Class B Directors" likewise will be elected if they receive the affirmative vote of a plurality of the outstanding shares of Class B Stock present, in person or by proxy, at the Annual Meeting and entitled to vote. "Plurality" means that individuals who receive the largest number of votes cast are elected as directors up to the maximum number of directors to be chosen at the Annual Meeting. Cumulative voting is not permitted.

     Ratification of the independent auditors, ratification of the 1998 Incentive Option Plan and any other matters that come before the Annual Meeting will require the affirmative vote of a majority of the shares of Common Stock present, in person or by Proxy, at the Annual Meeting and entitled to vote.

     All properly signed and submitted proxies will be voted. Where a choice has been specified by the stockholder as provided on the proxy, the proxy will be voted (or withheld) in accordance with such specification. If a proxy does not specify otherwise, it will be voted for the applicable director nominees described in the Proxy Statement, FOR all issues presented to the stockholders in this Proxy Statement and in the discretion of the proxy holder on any other matters that may be brought before the annual meeting. See "Election of Directors," "Appointment of Independent Auditors," and "1998 Incentive Option Plan."

     Solicitation of proxies will be primarily by mail, but proxies may also be solicited personally, by telephone or fax by officers, directors and regular employees of the Company. The Company will make arrangements with brokerage firms, banks and other nominees to forward proxy materials to beneficial owners of shares and will reimburse such nominees for their reasonable costs. Any stockholder giving a proxy may revoke it at any time prior to its use at the meeting by giving the Company written notice of the revocation, by signing and delivering to the Secretary of the Company a proxy bearing a later date or by personally voting at the meeting.



                            PROPOSAL ONE

                         ELECTION OF DIRECTORS


     The Board of Directors has selected the following persons as nominees for election to the Board. Holders of Class A Stock may withhold authority from the proxyholders to vote for the Class A nominee. Although management has no reason to believe that the nominees will be unable or unwilling to serve, if any nominee withdraws or otherwise becomes unavailable to serve, the proxyholders will vote for any substitute nominee designated by the Board of Directors. Certain information concerning the nominees is provided below.

                       NOMINEE FOR CLASS A DIRECTOR

J. ERIK HVIDE                    Director since August, 1996
Ft. Lauderdale, Florida               Age 49

     Mr. Hvide has served as Chairman of Hvide Marine Incorporated ("Hvide") since September, 1994, and its President and Chief Executive Officer since January 1991. He has been a director of Hvide since 1973. From 1981 until 1991, Mr. Hvide was President and Chief Operating Officer of Hvide. He has been employed by Hvide in various capacities since 1970 and became Vice President in 1973. He is also a director of the Executive Committee of American Waterways Operators, a participant on the Transportation Committee of the American Petroleum Institute, a member of the American Bureau of Shipping, a past Chairman of the Board of the American Institute of Merchant Shipping, and a past appointee to the US Coast Guard's Towing Safety Advisory Committee. Mr. Hvide is a graduate of the University of Miami School of Business Administration.

                       NOMINEES FOR CLASS B DIRECTORS

THOMAS M. FERGUSON               Director since August, 1996
Palm Beach, Florida                   Age 58

     Mr. Ferguson has been the Company's Chairman since February 7, 1997, and President and Chief Executive Officer since August 14, 1996. Since 1992, he has been a director, Chairman and President of First Stanford Corporation, a private advisory company engaged in providing services principally with respect to maritime transactions and the development of business and financial plans and strategies for national and international companies, as well as restructuring programs for privately held companies. From 1987 to 1992, he was director and Chairman and President of FTM Holdings Inc., a privately held financial holding company engaged in the development and capitalization of transportation and financial services companies. Mr. Ferguson is the sole stockholder of First Magnum Corporation, and its sole director and officer. Mr. Ferguson received a B.A. degree from Florida State University.

DONALD L. CALDERA                 Director since August, 1996
Ft. Lauderdale, Florida                Age 62

     Mr. Caldera was Chairman of the Company from August 14, 1996, to February 7, 1997. Mr. Caldera is Senior Consultant of Hvide Marine Incorporated, and, until June 1997, was Executive Vice President Development and a Director of Hvide. From November 1990 to January 1992, he was Chief Executive Officer of Global Sovcruise Lines, a Swiss-Soviet shipping venture. Between 1985 and June 1990, he was Chairman and Chief Executive of Norex-America, Inc. (formerly Bermuda Star Lines, Inc. a publicly traded cruise ship line). Mr. Caldera received his B.S. in Naval Architecture from The Webb Institute and his J.D. from Yale Law School.

     To the best knowledge of the Company, other than as stated here, or in "Executive Officers and Directors," no other director of the Company is a director of any other company with a class of securities registered under
Section 12 of the Securities Exchange Act of 1934 or subject to the requirements of Section 15(d) of that Act or any company registered under the Investment Company Act of 1940.


           Meetings and Committees of the Board of Directors

     The Board of Directors of the Company held five meetings during 1997 during which all directors attended. At the present time, the Board of Directors has a Compensation Committee, but due to the close working relationship between the members of the Board of Directors, the Executive Committee and the Audit Committee were disbanded in August, 1996 and have not been re-formed.

     The Compensation Committee is currently comprised of Mr. Hvide and Mr. Caldera, and it is expected that they will continue to serve on that committee following the 1998 Annual Meeting of Stockholders. The member or members of the Committee are appointed annually by the full Board. The Committee will review existing and proposed compensation plans, programs and arrangements both for officers of the Company and for certain non-officer employees. The Committee will also grant stock options and award restricted stock to key employees, including officers and members of the Board, in accordance with the terms of the 1998 Incentive Option Plan. The full Board of Directors, and not the Committee, is authorized to grant or award compensation, options or restricted stock to any officer or employee who is also a director and a member of the Compensation Committee.

     Abstentions or broker non-votes to the election of directors will not affect the election of the candidates receiving the plurality of votes.

Your Board of Directors unanimously recommends a vote "FOR" the nominees for Class A and Class B Directors. Unless marked to the contrary, proxies received will be voted "FOR" the nominees.

                      EXECUTIVE OFFICERS AND DIRECTORS

     The following sets forth certain information with respect to Seal Holding's present executive officers.

                                                                       Years
Name                              Position                  Age     Of Service
----                              --------                          ----------
Thomas M. Ferguson...... Chairman of the Board, President    58  8/14/96-8/14/96
                          and Chief Executive Officer           (Chairman since
                                                                    2/7/97)

James S. Goodner........ Vice President, Chief Financial     56  8/14/96-8/14/96
                          Officer, Treasurer and Secretary


     James S. Goodner joined the Company as Chief Financial Officer in August, 1996. On August 14, 1996, he became Vice President, Chief Financial Officer, Treasurer and Secretary. Mr. Goodner has served as an advisor to domestic and international firms from 1986 to 1996, most recently as a partner of Hockaday-Goodner Associates. Among many assignments, in 1994-1995 he served as interim Chief Financial Officer during the privatization of La Caja de Ahorro y Seguro, Argentina's largest insurance company. In 1991-1992, he assisted Global Sovcruise Lines and Inter Maritime Management, Inc., both of Geneva, in the development of Swiss-Soviet joint ventures in cruise, shipping and port operations. Mr. Goodner lived in Venezuela from 1970 to 1985, where he has Chief Financial Officer for the Seagram Company Limited subsidiary in Venezuela and, before that, Marketing Manager and Controller for the Eminca Group, a Westinghouse group of major appliance manufacturing and distribution companies in Venezuela. Mr. Goodner has served as an Adjunct Professor of International Marketing and International Business. He received his B.A. and M.B.A. degrees from Indiana University.

     Mr. Ferguson and Mr. Goodner have been employed by Seal Fleet in management positions since August 14, 1996. Information as to the Company's working arrangements with Mr. Ferguson and Mr. Goodner is provided under "Certain Relationships and Related Transactions."

                          EXECUTIVE COMPENSATION

     The following table provides information as to the compensation paid by the Company and its subsidiaries, for the three fiscal years ended December 31, 1997, to its Chief Executive Officer. No other executive officer's remuneration (i.e. annual salary and bonus) exceeded $100,000.

                        SUMMARY COMPENSATION TABLE

                                                                     LONG-TERM
                                                                    COMPENSATION
                                                                    ------------
                                         ANNUAL COMPENSATION
                                   --------------------------------  SECURITIES
                                                     OTHER ANNUAL    UNDERLYING
 NAME AND PRINCIPAL POSITION  YEAR  SALARY   BONUS  COMPENSATION(1) OPTIONS/SARS
 ---------------------------  ---- -------- ------- --------------- ------------
Thomas M. Ferguson*.......... 1996   18,138      -            -
 Chairman, President and CEO  1997   64,000               3,171      355,000

- --------
*Mr. Ferguson was appointed as President and CEO of the Company on August 14, 1996.

(1) Except for stock options pursuant to the Company's' 1996 and 1997 Incentive Option Plans, the Company has not provided any long-term compensation plan, stock appreciation rights, defined benefit or actuarial plan, employment contract or termination of employment or change in control agreements with any executive officer other than to Louis C. Morgenier III, President of Primary Care Medical Centers of America, Inc., a wholly owned subsidiary of the Company ("PCMCA") and Craig T. Cuden, CEO of PCMCA. Those contracts are included as exhibits to the Company's Form 10-KSB for the year 1997. "Other" includes the value of life insurance in excess of regulation amounts provided by the Company.

     The Directors are currently compensated at the rate of $500 for regular meetings and $250 for each special meeting which they attend, and are also reimbursed for expenses. Since becoming Directors on August 14, 1996, the Mr. Ferguson has elected to forego receiving his director's fees.

     The following table shows the aggregate number of unexercised options granted with respect to the Class A Stock of the Company under the Seal Fleet, Inc. Long Term Incentive Plan adopted in 1996 ("1996 LTIP") and the Seal Fleet, Inc. Incentive Option Plan adopted in 1997 ("1997 IOP") to both executive officers and non-employee directors.

 UNEXERCISED OPTION GRANTS IN UNDER THE 1996 LONG TERM INCENTIVE PLAN and 1997
                            INCENTIVE OPTION PLAN

                                       (C)
                                   % OF TOTAL
                        (B)      OPTIONS GRANTED      (D)
       (A)            NUMBER OF  TO EMPLOYEES IN EXERCISE PRICE       (E)
NAME AND POSITION     SHARES(1)    FISCAL YEAR     PER SHARE    EXPIRATION DATE
-----------------     ---------  ---------------- ----------    ---------------
Thomas M. Ferguson......   30,000           45%           $1.75   August 12, 2002
 Chairman, President and  325,000 (3)                      1.75   August 12, 2002
  CEO (2)

James S. Goodner........   40,000           17%           $1.00   August 14, 2006
 V.P., CFO, Treasurer      45,000                          1.75   August 12, 2007
  and Secretary            85,000 (3)                      1.75   August 12, 2007

J. Erik Hvide...........   20,000           13%           $1.00   August 14, 2006
Director                  100,000 (3)                      1.75   August 12, 2002

Donald L. Caldera.......   20,000           25%           $1.00   August 14, 2006
 Director (4)              75,000                          1.75   August 12, 2007
                          125,000 (3)                      1.75   August 12, 2007

---------
(1) Each option has a ten-year term. The exercise price may be paid in cash or in shares. Withholding taxes due on exercise may be paid in cash, with previously owned shares, or by having shares withheld. Upon an optionee's termination of employment, retirement or disability, options may be exercised only to the extent exercisable on the date of such termination of employment, retirement or death.

(2) Mr. Ferguson exercised all options granted under the 1996 LTIP on March 25, 1997, thereby acquiring 240,000 shares of Class A Stock at $.50 per share.

(3) Certain options granted under the 1997 IOP are qualified by the condition that they be exercisable at the date of a financing, private or public within Seal Holdings Corporation or its subsidiaries of the Company's health care business plan. As of the date of this Proxy Statement, 415,000 options under the 1997 IOP remain available for grant.

(4) Mr. Caldera has served as a consultant to the Company in development matters with particular reference to the health care business plan without compensation during 1997.

(5) The number and price of options stated above and the total number of shares that may be granted or sold under the 1996 LTIP and 1997 IOP shall be proportionally adjusted to reflect any stock dividend or split, recapitalization, merger, consolidation, spin-off, reorganization, or stock split.

     Under Section 162(m) of the Internal Revenue Code, amounts treated as compensation to optionees pursuant to the exercise of options under the 1996 LTIP and 1997 IOP may not be fully deductible by the Company as executive compensation. A company may not deduct certain executive compensation in excess of $1,000,000. This limitation applies to compensation paid to the Company's Chief Executive Officer and to each of its next four most highly compensated executive officers. Amounts treated as compensation pursuant to the exercise of stock options are subject to the deduction limit, unless certain procedures have been followed and the exercise price is set at least equal to the fair market value of the underlying stock on the date of the grant.

                      SECURITY OWNERSHIP OF CERTAIN
                     BENEFICIAL OWNERS AND MANAGEMENT

     The following table provides information as of April 31, 1998 with respect to ownership by management, nominees for director and by any person who is known by the Company to be the beneficial owner of more than five percent of the outstanding Class A Stock or Class B Stock. Unless otherwise indicated, these persons possess sole voting and investment power with respect to the shares they beneficially own.

TITLE OF     NAME AND ADDRESS OF BENEFICIAL     AMOUNT AND NATURE OF
CLASS                   OWNER(1)                BENEFICIAL OWNERSHIP PERCENT OF
CLASS
- --------     ------------------------------     --------------------
----------------
A Common  J. Erik Hvide(2)                            258,025(3)           12.5
A Common  Thomas M. Ferguson(4)                       627,675              30.5
B Common  Thomas M. Ferguson(4)                        25,000             100.0
A Common  James S. Goodner                            170,000(5)            8.3
A Common  Donald L. Caldera                           220,000(6)           10.7
A Common  All officers and directors as a group     1,275,700
67.0(7)
B Common  All officers and directors as a group        25,000             100.0
A Common  Walter P. Carucci                           112,692               5.5

---------
(1) The address of Mr. Hvide and of Hvide Marine Incorporated is 2200 Eller Drive, Ft. Lauderdale, Florida, 33316. The address of Mr. Ferguson and First Magnum Company is P.O.B. 1147, Palm Beach, FL, 33480-1147. The address of Mr. Goodner is P.O.B. 3281, Palm Beach, FL 33480. The address of Mr. Caldera is 2200 South Ocean Lane, #1109, Ft. Lauderdale, FL 33316.

(2) The figures for Mr. Hvide include 138,025 shares held by Hvide Marine Incorporated. Mr. Hvide may be deemed to control Hvide Marine Incorporated and therefore has voting and investment power over Hvide Marine Incorporated's shares of the Common Stock of the Company.

(3) Includes 20,000 shares subject to options that are exercisable as of April 30, 1998.

(4) All of the shares shown are held by Mr. Ferguson, except for 157,675 shares held by First Magnum Corporation. As sole stockholder of First Magnum Corporation, Mr. Ferguson has voting and investment power over First Magnum Corporation's shares of the Common Stock of the Company. Includes 30,000 shares subject to options exercisable as of April 30, 1988.

(5) Includes 85,000 shares subject to options that are exercisable as of April 30, 1998.

(6) Includes 95,000 shares subject to options that are exercisable as of April 30, 1998.

(7) 2,058,601 shares of Class A Stock would be issued and outstanding upon exercise of all granted options.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

     The following paragraphs describe certain transactions or relationships between the Company and its officers, directors and certain related parties which occurred or have continued since January 1, 1997.

     In August of 1996, Seal Fleet, Inc. a predecessor of the Company sold certain vessels and related marine business (the "Sale") to Hvide Marine Incorporated, ("Hvide"). J. Erik Hvide, a director of the Company, is Chairman, President and Chief Executive Officer of Hvide, and owns beneficially (directly and as trustee of certain Hvide family trusts), as of March 31, 1998, approximately 51.7% of Hvide's Class B common sock, and 38.6% of the total voting power of that company.

     In connection with the exercise of his options to acquire shares of Class A Stock discussed above, on March 25, 1997 the Company made a loan to Mr. Ferguson of $120,000, evidenced by a promissory note and secured by a pledge of the shares acquired on exercise of the options. The loan bears interest at a rate per annum equal to the sum of one percent (1%) and the discount from face value at which 90-day United States treasury bills have most recently been sold at government auction, such rate estimated to be 6.25 percent on March 25, 1998, to be readjusted thereafter at the end of each successive 180-day period. Interest shall be payable no less frequently than annually, and principal shall be payable in full on the earlier to occur of the termination of Mr. Ferguson's employment with the Company or March 21, 1999.

     All of the Company's present directors and officers are associated with other firms or occupations involving other business activities. Because of these affiliations and because these individuals will devote only part time to the affairs of the Company, there are potential inherent conflicts of interest in their acting as directors and officers of the Company and of other entities. All of the Company's directors and officers may be directors or controlling stockholders of other entities engaged in a variety of businesses which may have various transactions with the Company. The Company's Board has approved engaging First Stanford Corporation, a company wholly owned by Thomas M. Ferguson, to provide advisory services with respect to one or more future business combinations from time to time. Additional conflicts of interest and non-arm's length transactions may also arise in the future in the event the Company's officers or directors are involved in the management of firms with which the Company transacts business. The Company may pay finder's fees or other fees to its officers, directors, or affiliates in connection with any potential business combination involving the Company.

            SECTION 16(a)--BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Based solely on a review of Forms 3 and 4 and amendments thereto furnished to the Company during the 1997 fiscal year, and on Forms 5 received in regard to the 1997 fiscal year, and any written representations, the Company is not aware of the failure of any "Reporting Person" (as defined in Section 16(a) of the Securities and Exchange Act 1934) to file on a timely basis reports required by
Section 16(a).


                                      PROPOSAL TWO

                           APPOINTMENT OF INDEPENDENT AUDITORS

     The Board of Directors has appointed Ernst & Young LLP, independent auditors, to audit the consolidated financial statements of the Company for the fiscal year ending December 31, 1998, and recommends that stockholders vote for ratification of such appointment. In the event of a negative vote on such ratification, the Board of Directors will reconsider its selection.

     Ernst & Young LLP has audited the Company's financial statements since fiscal year 1997. Representatives of Ernst & Young LLP are expected to be present at the meeting, with the opportunity to make a statement if they desire to do so, and to respond to appropriate questions.

Recommendation of the Board of Directors

Your Board of Directors unanimously recommends a vote "FOR" approval of proposal
2. Unless marked to the contrary, proxies received will be voted "FOR" approval.

                             PROPOSAL THREE

1998 INCENTIVE OPTION PLAN

     The Company's stockholders are asked to approve the Seal Holdings Corporation 1998 Incentive Option Plan (the "1998 Plan") and the reservation of Three Hundred Thousand (300,000) shares of authorized Class A Stock for issuance thereunder. The Board of Directors believes that equity incentives will enable the Company to attract and retain the talent which it requires. By linking the compensation of executive officers, key employees, directors and outside consultants to corporate performance, the reward is directly related to the Company's success. The Company believes the use of equity incentives increases motivation to improve stockholder value.

     The purpose of the 1998 Plan is to enable the Company and its affiliates to recruit and retain capable employees for the successful conduct of its business and to provide an additional incentive to officers and other eligible key employees, consultants, and non-employee directors ("Outside Directors") upon whom rest major responsibilities for the successful operation and management of the Company and its affiliates. The 1998 Plan is intended to enable the Company to attract qualified personnel in a highly competitive labor market. The Company intends future increases in the value of securities granted under the 1998 Plan to form part of the compensation for services to be rendered by such persons in the future.

     The Board of Directors adopted the 1998 Plan effective March 27, 1998, subject to stockholder approval. Below is a summary of the principal provisions of the 1998 Plan and its operation. A copy of the 1998 Plan is set forth in full in Appendix A to the Proxy Statement, and the following description of the 1998 Plan is qualified in its entirety by reference to that Appendix.

Summary Description of the 1998 Plan

     Number of Shares Subject to the 1998 Plan. The 1998 Plan reserves for issuance up to Three Hundred Thousand (300,000) shares of the Company's Class A Stock pursuant to the exercise of options granted under such plan. The number of shares is subject to adjustment for any future stock dividends, splits, mergers, combinations, or other changes in capitalization as described in the 1998 Plan. The market value of the Company's Class Stock as reported on the National Daily Quotation Service ("Pink Sheets") as of April 9, 1998, was $0.69 per share.

     In order to comply with the requirements for deductibility under Section 162(m) of the Code, the maximum number of shares which may be granted to an individual under the 1998 Plan during the full ten-year term of the 1998 Plan is 150,000 shares.

     Administration and Duration of the 1998 Plan. Authority to administer the 1998 Plan and to grant awards rests with the Board of Directors, although the Board may delegate its authority to grant awards to a Committee of the Board.

     The 1998 Plan will terminate on March 27, 2008, but the Board retains the right to suspend, terminate or amend the plan at any time. On termination of the plan, outstanding awards remain in effect until they expire by their terms, are forfeited or otherwise terminate.

     Eligibility for Participation. Options may be granted under the 1998 Plan to executive officers, key employees, consultants and directors of the Company and any subsidiary of the Company. Management estimates that as many as 2 of its present employees are currently eligible to receive awards under the 1998 Plan. However, depending upon numerous factors, awards may be granted to a significantly larger or to a smaller number of employees. Management is not able to estimate the number of consultants that may be eligible for the grant of options.

     Terms of Options. Options granted to employees may be either incentive stock options ("ISOs") which satisfy the requirements of Code Section 422 or nonstatutory options ("NSOs") which are not intended to satisfy such requirements. Options granted to Outside Directors and consultants may only be NSOs.

     The option exercise price of ISOs may not be less than the fair market value of the Company's Class A Stock on the date of grant of the ISO. The option exercise price of NSOs is within the discretion of the Board. Payment of the exercise price may be made in cash, by certified check, promissory note, or other shares of the Company's Class A Stock. The term of an ISO may not exceed ten years. The term of an NSO may not exceed the period determined by the Board in the grant of the option.

     Options may be made exercisable under such conditions as the Board or its delegate may establish, such as if the optionee remains employed until a specified date, or if specified performance goals have been met. If an optionee's employment terminates because of misconduct, such option terminates immediately. If an optionee's employment terminates for any reason other than misconduct, the option remains exercisable for a fixed period of three months (twelve months where employment has terminated because of death or disability) or a longer period to be fixed by the Board or its delegate up to the remainder of the option's term. In no case may an option be exercised after the expiration of the option term. An option may be exercised by the optionee or his guardian or legal representative.

     Federal Tax Consequences--Nonstatutory Options. No taxable income is recognized by an optionee upon the grant of an NSO. The optionee generally will recognize ordinary income in the year in which the option is exercised equal to the excess of the fair market value of the purchased shares at the date of exercise over the exercise price, and the optionee will be required to satisfy the tax withholding requirements applicable to such income which the optionee may elect to satisfy by having the Company withhold shares from the shares otherwise due or by delivering a sufficient number of previously owned shares of the Company's Class A Stock to the Company. On ultimate sale of the shares, the optionee will generally recognize as capital gain or loss the difference between the fair market value on the date of exercise and the ultimate sales price.

     Incentive Stock Options. No taxable income is recognized by the optionee at the time of the grant of an ISO and, except in determining alternative minimum tax, no taxable income is recognized at the time the ISO is exercised. The optionee will, however, recognize taxable income or loss in the year in which the purchased shares are sold or otherwise made the subject of disposition.

     For federal tax purposes, dispositions of ISOs are divided into two categories: qualifying and disqualifying. The optionee will make a qualifying disposition of the purchased shares if the sale or other taxable disposition of such shares is made more than two years after the grant date of the option and more than one year after the exercise date. If the optionee fails to satisfy either of these two holding periods prior to the sale or other disposition of the purchased shares, then a disqualifying disposition will result. Upon a qualifying disposition of the shares, the optionee generally will recognize long-term capital gain in an amount equal to the excess of (i) the amount realized upon the sale or other disposition over (ii) the option price paid for the shares. If there is a disqualifying disposition of the shares, then the excess of (i) the fair market value of the shares at the date of exercise (or, if lower, the fair market value of the shares on the date of disposition) over
(ii) the option price paid therefor will be taxable as ordinary income. Any additional gain recognized upon the disposition will be a capital gain, and such gain will be long-term if the shares have been held for more than one year following exercise of the option.

     Alternative Minimum Tax. The difference between the fair market value of shares subject to an ISO on the date of exercise and the exercise price of such shares is an adjustment to income for purposes of the alternative minimum tax (the "AMT"). The AMT (imposed to the extent it exceeds the taxpayer's regular tax) is 26% of an individual taxpayer's alternative minimum taxable income (28% in the case of alternative minimum taxable income in excess of $175,000). Alternative minimum taxable income is determined by adjusting regular taxable income for certain items, increasing that income by certain tax preference items (including the difference between the fair market value of the shares subject to the ISO on the date of exercise and the exercise price) and reducing this amount by the applicable exemption amount ($45,000 in case of a joint return, subject to reduction under certain circumstances). If a disqualifying disposition of the shares subject to an ISO occurs in the same calendar year as exercise of the ISO, there is no AMT adjustment with respect to those shares. Also, upon a sale of such shares that is a qualifying disposition, alternative minimum taxable income is reduced in the year of sale by the excess of the fair market value of the shares subject to the ISO at exercise over the amount paid for such shares.

     Deduction to the Company. The Company will be entitled to an income tax deduction equal to the amount of ordinary income recognized by the optionee in connection with the exercise of an NSO. The deduction generally will be allowed for the taxable year of the Company in which occurs the last day of the calendar year in which the optionee recognizes ordinary income in connection with such exercise.

     If the optionee makes a disqualifying disposition of the shares purchased on exercise of an ISO, then the Company will be entitled to an income tax deduction for the taxable year in which such disposition occurs, equal to the amount which is taxable to the employee as ordinary income. In no other instance will the Company be allowed a deduction with respect to the optionee's disposition of the shares purchased upon exercise of an ISO.

     Under Section 162(m) of the Code, the Company is not entitled to a deduction for certain executive compensation in excess of $1,000,000. This limitation applies to compensation paid to the Company's Chief Executive Officer and to each of its next four most highly compensated executive officers. Amounts treated as compensation pursuant to the exercise of stock options are subject to the deduction limit, unless the option exercise price is at least equal to the fair market value of the underlying stock on the date of grant or is made subject to objective performance criteria. In addition, the grant of options must be made by a committee of at least two "outside directors" as defined under Code Section 162(m).

Required Vote

     An affirmative vote of the holder of a majority of the shares of the Common Stock present in person or represented by proxy and entitled to vote on the 1998 Plan is required for approval. Abstentions will be counted for purposes of determining the number of shares present and entitled to vote and will have the effect of a vote against the 1998 Plan. Broker non-votes, if any, will not be counted in determining the number of shares present and entitled to vote on the 1998 Plan.

Your Board of Directors unanimously recommends a vote "FOR" approval of the 1998 plan. Unless marked to the contrary, proxies received will be voted "FOR" approval.

                           PROPOSALS BY STOCKHOLDERS

     Stockholders who wish to present proposals at the 1999 annual meeting of stockholders and to have proposals described in the Company's proxy materials must submit their proposals to the Company not later than December 12, 1998.

                       THE TRANSACTION OF OTHER BUSINESS

     As of the date of this Proxy Statement, the Board of Directors has no knowledge of any other business which will be presented for consideration at the meeting. If any other business properly comes before the meeting, it is the intention of the persons named in the enclosed proxy card to vote the shares they represent as the Board of Directors of the Company may recommend.

                                   FORM 10-K

MANAGEMENT WILL, UPON REQUEST, FURNISH WITHOUT COST TO INTERESTED SECURITY HOLDERS A COPY OF THE COMPANY'S ANNUAL REPORT ON FORM 10-KSB FOR 1997. YOU MAY REQUEST A COPY OF THIS REPORT BY WRITING TO MS. RITA SIMPSON, SEAL HOLDINGS CORPORATION, P. O. BOX 3248, PALM BEACH, FLORIDA, 33480-3248, OR BY TELEPHONING MS. SIMPSON AT (561) 833-5111.

                                   /s/ James S. Goodner
                                   James S. Goodner
                                   Secretary

May 4, 1998
Palm Beach, Florida

                                 APPENDIX A

SEAL HOLDINGS CORPORATION

1998 INCENTIVE OPTION PLAN

     1. PURPOSE

     (a) The purpose of this Incentive Option Plan (the "Plan") is to provide a method whereby directors, executive officers, key employees and outside consultants of Seal Fleet, Inc. and its affiliates (hereinafter collectively referred to as the "Company"), who are presently making and are expected to make substantial contributions to the Company's future management and growth, may be offered incentives, and may be stimulated by increased personal involvement in the fortunes and success of the Company to continue in its service, thereby advancing the interests of the Company and its stockholders.

     (b) The word "affiliate," as used in the Plan, means any bank or Company in any unbroken chain of banks or Companies beginning or ending with the Company, if at the time of the granting of an option, each such bank or Company other than the last in that chain owns stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other banks or Companies in the chain.

     2. ADMINISTRATION

     The following provisions shall govern the administration of the Plan:

     (a) The Plan shall be administered by the Board of Directors or a duly appointed committee of the Board. The Board of Directors may from time to time remove members from or add members to the committee. Vacancies on the committee, however caused, shall be filled by the Board of Directors. The Board of Directors may designate a Chairman and Vice-Chairman of the committee from among the committee members. Acts of the committee (i) at a meeting, held at a time and place and in accordance with rules adopted by the committee, at which a quorum of the committee is present and acting, or (ii) reduced to and approved in writing by all members of the committee, shall be the valid acts of the committee. The Board and any such committee is referred to hereinafter as the "Committee," except where otherwise expressly provided or where the context requires otherwise.

     (b) The Committee shall effect the grant of options under the Plan by execution of instruments in writing in a form approved by the Committee. The Committee's determination on the matters set forth in this section shall be conclusive.
     Subject to the express terms and conditions of the Plan, the Committee shall have full power to construe the Plan and the terms of any option granted under the Plan, to prescribe, amend and rescind rules and regulations relating to the Plan or such options and to make all other determinations necessary or advisable for the Plan's administration, including, without limitation, the power to:

       (i) determine which persons meet the requirements of Section 3 hereof for selection as participants in the Plan;

       (ii) determine to whom of the eligible persons, if any, options shall be granted under the Plan;

       (iii) establish the terms and conditions required or permitted to be included in every option agreement or any amendments thereto, including whether options to be granted thereunder shall be "incentive stock options," as defined in Section 422 of the Internal Revenue Code of 1986, as amended (the "Code") or nonstatutory stock options not described in Sections 422(b) or 423(a) of the Code;

       (iv) specify the number of shares to be covered by each option;

       (v) determine the fair market value of shares of the Company's common stock for any purpose under this Plan;

       (vi) take appropriate action to amend any option hereunder, provided that no such action may be taken without the written consent of the affected optionee;

       (vii) cancel outstanding options and issue replacement options therefor with the consent of the affected optionee, and

       (viii) make all other determinations deemed necessary or advisable for administering the Plan.

     3. ELIGIBILITY

     The persons who shall be eligible to receive the discretionary grant of options under this Plan shall be those directors, executive officers, key employees and outside consultants of the Company selected for participation by the Committee. Notwithstanding any other provision of this Plan no person shall be granted options to purchase more than an aggregate of three hundred thousand (150,000) shares of the Company's common stock under this Plan, as adjusted pursuant to Section 7.

     4. THE SHARES

     The shares of stock subject to options authorized to be granted under the Plan shall consist of Three Hundred Thousand (300,000) shares of the Company's Class A, common stock (the "Shares"), or the number and kind of shares of stock or other securities which shall be substituted for such Shares or to which such Shares shall be adjusted as provided in Section 7 hereof. Upon the expiration or termination for any reason of an outstanding option under the Plan which has not been exercised in full, all unissued Shares thereunder shall again become available for the grant of options under the Plan. Shares of the Company's common stock which are (i) delivered by an optionee in payment of the exercise price of an option, or (ii) delivered by an optionee, or withheld by the Company from the shares otherwise due upon exercise of an option, in satisfaction of applicable withholding taxes shall again become available for the grant of options under the Plan as permitted by applicable law.

     5. GRANTS TO EMPLOYEES

     Options, in the discretion of the Committee, may be granted at any time prior to the termination of the Plan to persons who are employees of the Company, including employees who are also directors of the Company. Options granted by the Committee to employees pursuant to the Plan shall be subject to the following terms and conditions:

     (a) Grant of Options. Options granted to employees pursuant to the Plan may be either incentive stock options or nonstatutory stock options. If the aggregate fair market value of the shares issuable upon exercise of incentive stock options which are exercisable for the first time during any one calendar year under all incentive stock options held by an optionee exceeds $100,000 (determined at the time of the grant of the options), such options shall be treated as nonstatutory stock options to the extent of such excess.

     (b) Option Price. The purchase price under each incentive stock option shall not be less than one hundred percent of the fair market value of the Shares subject thereto on the date the option is granted; provided, however, that the purchase price of an incentive stock option granted to an individual who owns stock possessing more than ten percent of the total combined voting power of all classes of stock of the Company shall not be less than one hundred ten percent of the fair market value of the Shares subject thereto on the date the option is granted. For any purposes under this Plan, fair market value per share shall mean, where there is a public market for the Company's common stock, the mean of the bid and asked prices (or the closing price if listed on a stock exchange or The Nasdaq National Market) of the Company's common stock for the date of grant, as reported in the Wall Street Journal (or, if not so reported, as otherwise reported by The Nasdaq Stock Market or the National Quotation Bureau or the Company's primary market maker.) If such information is not available for the date of grant, then such information for the last preceding date for which such information is available shall be considered as the fair market value. If there is no public market for the Company's common stock, the fair market value thereof shall be determined by the Committee using any reasonable valuation method. The purchase price for nonstatutory options shall be established by the Committee in its discretion.

     (c) Duration of Options. Each option shall be for a term determined by the Committee; provided, however, that the term of any incentive stock option may not exceed ten years and, provided further, that the term of any incentive stock option granted to an individual who owns stock possessing more than ten percent of the total combined voting power of all classes of stock of the Company shall not exceed five years. Each option shall vest in such manner and at such time as the Committee shall determine and the Committee may accelerate the time of exercise of any option.

     (d) Termination of Employment. Upon the termination of an optionee's status as an employee of the Company, his or her rights to exercise an option then held shall be only as follows:

     DEATH OR DISABILITY: If an optionee's employment is terminated by death or disability, such optionee or such optionee's qualified representative (in the event of the optionee's mental disability) or the optionee's estate (in the event of optionee's death) shall have the right for a period of twelve (12) months (or such longer period as the Committee may determine at the date of grant or during the term of the option) following the date of such termination to exercise the option to the extent the optionee was entitled to exercise such option on the date of such termination; provided the actual date of exercise is in no event after the expiration of the term of the option. To the extent the option is not exercised within such period the option will terminate. An optionee's "estate" shall mean the optionee's legal representative or any person who acquires the right to exercise an option by reason of the optionee's death.

     CAUSE: If an optionee's employment is terminated because such optionee is determined by the Board to have committed an act of embezzlement, fraud, dishonesty, breach of fiduciary duty to the Company, or to have deliberately disregarded the rules of the Company which resulted in loss, damage or injury to the Company, or if an optionee makes any unauthorized disclosure of any of the secrets or confidential information of the Company, induces any client or customer of the Company to break any contract with the Company or induces any principal for whom the Company acts as agent to terminate such agency relations, or engages in any conduct which constitutes unfair competition with the Company, or if an optionee is removed from any office of the Company by any bank regulatory agency, the optionee shall have the right for a period of thirty days to exercise the option to the extent the option was exercisable on the date of termination; provided that the date of exercise is in no event after the expiration of the term of the option. To the extent the option is not exercised within such period the option will terminate. For the purpose of this paragraph, termination of employment shall be deemed to occur when the Company dispatches notice or advice to the optionee that the optionee's employment is terminated, and not at the time of optionee's receipt thereof.

     OTHER REASONS: If an optionee's employment is terminated for any reason other than those mentioned above under "Death or Disability" and "Cause," the optionee may, within three months (or such longer period as the Committee may determine at the date of grant or during the term of the option) following such termination, exercise the option to the extent such option was exercisable on the date of termination of the optionee's employment; provided the date of exercise is in no event after the expiration of the term of the option and provided further that any option which is exercised more than three months following termination shall be treated as a nonstatutory option whether or not it was designated as such at the time it was granted. To the extent the option is not exercised within such period the option will terminate.

     6. TERMS AND CONDITIONS APPLICABLE TO ALL OPTIONS

     The following terms and conditions shall apply to all options granted pursuant to the Plan:

     (a) Exercise of Options. To the extent the right to purchase Shares has vested under an optionee's stock option agreement, options may be exercised from time to time by delivering payment therefor in cash, certified check, official bank check, or the equivalent thereof acceptable to the Company, together with written notice to the Secretary of the Company, identifying the option or part thereof being exercised and specifying the number of Shares for which payment is being tendered. An optionee may also exercise an option by the delivery and surrender of shares of Company common stock which (a) have been owned by the optionee for at least six months or such other period as the Committee may require; and (b) have an aggregate fair market value on the date of surrender equal to the exercise price. In addition, an option may be exercised by delivering to the Company (i) an exercise notice instructing the Company to deliver the certificates for the Shares purchased to a designated brokerage firm and (ii) a copy of irrevocable instructions delivered to the brokerage firm to sell the Shares acquired upon exercise of the option and to deliver to the Company from the sale proceeds sufficient cash to pay the exercise price and applicable withholding taxes arising as a result of the exercise.

     The Company shall deliver to the optionee, which delivery shall be not less than fifteen (15) days and not more than thirty (30) days after the giving of such notice, without transfer or issue tax to the optionee (or other person entitled to exercise the option), at the principal office of the Company, or such other place as shall be mutually acceptable, a certificate or certificates for such Shares dated the date the options were validly exercised; provided, however, that the time of such delivery may be postponed by the Company for such period as may be required for it with reasonable diligence to comply with any requirements of law.

     (b) Transferability of Option and Shares. Each option shall be transferable only by will or the laws of descent and distribution and shall be exercisable during the optionee's lifetime only by the optionee, or in the event of disability, the optionee's qualified representative. In addition, in order for Shares acquired upon exercise of incentive stock options to receive the tax treatment afforded such Shares, the Shares may not be disposed of within two years from the date of the option grant nor within one year after the date of transfer of such Shares to the optionee.

     (c) Withholding. The Company shall have the right to condition the issuance of Shares upon exercise of an option upon payment by the optionee of any applicable taxes required to be withheld under federal, state or local tax laws or regulations in connection with such exercise. An optionee may elect to pay such tax by (i) requesting the Company to withhold a sufficient number of Shares from the total number of Shares issuable upon exercise of the option, or (ii) delivering a sufficient number of shares of Company common stock (which have been held by the optionee for such period as the Committee may require) to the Company. The value of shares withheld or delivered shall be the fair market value of such shares on the date the exercise becomes taxable as determined by the Committee. Such an election is subject to approval or disapproval by the Committee for any reason.

     (d) Other Terms and Conditions. Options may also contain such other provisions, which shall not be inconsistent with any of the foregoing terms, as the Committee shall deem appropriate. No option, however, nor anything contained in the Plan, shall confer upon any optionee any right to continue in the employ or in the status as a director of the Company, nor limit in any way the right of the Company to terminate an optionee's employment at any time.

     7. ADJUSTMENT OF, AND CHANGES IN, THE SHARES

     (a) Changes in Capitalization. Subject to any required action by the stockholders of the Company, the number of Shares covered by each outstanding option, and the number of Shares which have been authorized for issuance under the Plan but as to which no options have yet been granted, as well as the price per share of common stock covered by each such outstanding option, shall be proportionately adjusted for any change in the outstanding shares of common stock resulting from a stock split, reverse stock split, stock dividend, recapitalization, combination or reclassification of the common stock, or any other change affecting the outstanding shares of common stock as a class effected without receipt of consideration by the Company; provided, however, that conversion of any convertible securities of the Company shall not be deemed to have been "effected without receipt of consideration." Such adjustment shall be made by the Board of Directors, whose determination in that respect shall be final, binding and conclusive. Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of common stock subject to an option.

     (b) Dissolution, Liquidation, Sale or Merger. In the event of a proposed dissolution or liquidation of the Company, options outstanding under the Plan shall terminate immediately before the consummation of such proposed action. The Board will, in such circumstances, provide written notice to the optionees of the expected dates of termination of outstanding options and consummation of the proposed dissolution or liquidation. In the event of a proposed sale of all or substantially all of the assets of the Company, or the merger of the Company with or into another Company in a transaction in which the Company is not the surviving Company, outstanding options may be assumed or equivalent options may be substituted by the successor Company (or a parent or subsidiary of the successor Company), unless the successor Company does not agree to assume the options or to substitute equivalent options. If outstanding options are not assumed or substituted by equivalent options, all outstanding options shall terminate immediately before the consummation of such sale or merger (subject to the actual consummation of the sale or merger) and the Company shall provide written notice to the optionees of the expected dates of termination of the options and consummation of such transaction. If the transaction is not consummated, unexercised options shall continue in accordance with their original terms.

     (c) Notice of Adjustments, Fractional Shares. To the extent the foregoing adjustments relate to stock or securities of the Company, such adjustments shall be made by the Committee, whose determination in that respect shall be final, binding and conclusive. No right to purchase fractional shares shall result from any adjustment in options pursuant to this Section 7. In case of any such adjustment, the shares subject to the option shall be rounded down to the nearest whole share. Notice of any adjustment shall be given by the Company to each holder of an option which was in fact so adjusted and such adjustment (whether or not such notice is given) shall be effective and binding for all purposes of the Plan. Any issue by the Company of shares of stock of any class, or securities convertible into shares of any class, shall not affect the number or price of shares of common stock subject to the option, and no adjustment by reason thereof shall be made. The grant of an option pursuant to the Plan shall not affect in any way the right or power of the Company to make adjustments, reclassifications, reorganizations or changes of its capital or business structure or to merge or to consolidate or to dissolve, liquidate or sell, or transfer all or any part of its business or assets.

     8. AMENDMENT AND TERMINATION OF THE PLAN

     The Board shall have complete power and authority to terminate or amend the Plan; provided, however, that the Board shall not, without the approval of the stockholders of the Company, amend the Plan in a manner that requires stockholder approval for continued compliance with the terms of Rule 16b-3, as promulgated under the Securities Exchange Act of 1934, Section 422 of the Code, any successor rules, or other regulatory authority; and provided further that the provisions of Section 5 shall not be amended more than once every six months, other than to comport with changes in the Code, or the rules thereunder.

Except as provided in Section 7, no termination, modification or amendment of the Plan may, without the consent of the optionee to whom such option was previously granted under the Plan, adversely affect the rights of such optionee. Any consent required by the preceding sentence may be obtained in any manner deemed appropriate by the Committee.

     The Plan, unless sooner terminated, shall terminate on March 28, 2008, ten years from the date the Plan was originally adopted by the Board. An option may not be granted under the Plan after the Plan is terminated.

     9. EFFECTIVENESS OF THE PLAN

     The Plan will become effective upon its approval by the Company's stockholders within twelve months of the date the Plan was adopted by the Board.

     10. PRIVILEGES OF STOCK OWNERSHIP

     No optionee shall be entitled to the privileges of stock ownership as to any Shares not actually issued and delivered to the optionee; provided, however, the Company shall provide annual financial statements to each optionee during the period for which he or she has one or more outstanding options. The grant of options and the issuance of Shares pursuant to the exercise of options granted under the Plan shall be conditioned upon the registration of the Shares with the SEC and qualification of the options and underlying Shares under the California securities laws, unless in the opinion of counsel to the Company such registration or qualification is not necessary. The Company shall diligently endeavor to comply with all applicable securities laws before any options are granted under the Plan and before any Shares are issued pursuant to the exercise of such options.

     11. NOTICE OF SALE

     The optionee shall give the Company notice of any sale or other disposition of any Shares acquired upon exercise of an incentive stock option not more than five days after such sale or disposition.

     12. INDEMNIFICATION

     To the extent permitted by applicable law in effect from time to time, no member of the Board or the Committee shall be liable for any action or omission of any other member of the Board or Committee nor for any act or omission on the member's own part, excepting only the member's own willful misconduct or gross negligence. The Company shall pay expenses incurred by, and satisfy a judgment or fine rendered or levied against, a present or former director or member of the Committee in any action against such person (whether or not the Company is joined as a party defendant) to impose liability or a penalty on such person for an act alleged to have been committed by such person while a director or member of the Committee arising with respect to the Plan or administration thereof or out of membership on the Committee or by the Company, or all or any combination of the preceding; provided the director or Committee member was acting in good faith, within what such director or Committee member reasonably believed to have been within the scope of his or her employment or authority and for a purpose which he or she reasonably believed to be in the best interests of the Company or its stockholders. Payments authorized hereunder include amounts paid and expenses incurred in settling any such action or threatened action. This section does not apply to any action instituted or maintained in the right of the Company by a stockholder or holder of a voting trust certificate representing shares of the Company. The provisions of this section shall apply to the estate, executor, administrator, heirs, legatees or devisees of a director or Committee member, and the term "person" as used in this section shall include the estate, executor, administrator, heirs, legatees or devisees of such person.

                          SEAL HOLDINGS CORPORATION
                         125 Worth Avenue, Suite 314
                          Palm Beach, Florida 33480
                         Telephone No. (561) 833-5111

         THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS FOR
     THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON JUNE 9, 1998

     The undersigned hereby appoints Thomas M. Ferguson and James S. Goodner and either of them acting alone or, in the event of their inability or unwillingness to serve, such other individuals as the Board of Directors may designate, as Proxyholders, each with full power of substitution and resubstitution, and hereby authorizes any proxyholder to represent and vote, as designated below, all of the shares of Common Stock of the Company that the undersigned held on the Record Date at the Annual Meeting to be held on June 9, 1998, which includes any continuation of such meeting pursuant to any adjournment of it to another time. Terms beginning with initial capital letters that are used but not defined in this Proxy Card have the meanings given to them in the Proxy Statement for the Annual Meeting.

     1. Proposal to elect the following nominee as director of the company:
Class A Director-J. Erik Hvide. The undersigned may withhold authority to vote for any nominee or nominees by lining through or otherwise striking out the name or names of such nominee or nominees above.

    [ ] FOR    [ ] WITHHELD      FOR, except vote withheld from the
                                 following nominee(s):

 __________________________________



     2. Proposal to ratify the appointment of Ernst & Young LLP as the company's independent auditors for the fiscal year ending December 31, 1998.

    [ ] FOR    [ ] AGAINST    [ ] ABSTAIN

     3. Proposal to approve the 1998 Incentive Option Plan.

    [ ] FOR    [ ] AGAINST    [ ] ABSTAIN

     The Proxyholders are authorized to vote in their discretion (a) upon such other matters presented at the meeting that the Board of Directors did not know would be presented a reasonable time before this solicitation, (b) to approve the minutes of the last annual meeting of stockholders (which approval will not amount to ratification of the action taken at that meeting), (c) for the election of such substitute nominees for director as the Board of Directors may propose if any of the nominees listed above are unavailable to stand for election as a result of unforeseen circumstances and (d) upon matters incident to the conduct of the meeting.

     THE PROXYHOLDERS WILL VOTE THE UNDERSIGNED'S SHARES OF COMMON STOCK IN THE MANNER DIRECTED ON THIS PROXY CARD. IF THE UNDERSIGNED DOES NOT GIVE DIRECTIONS ON THIS PROXY CARD WITH RESPECT TO PROPOSAL 1, 2 or 3, THE PROXYHOLDERS WILL VOTE SUCH SHARES FOR PROPOSAL 1, 2, and 3 RESPECTIVELY.

     All other proxies heretofore given by the undersigned to vote shares of the Company, which the undersigned would be entitled to vote if personally present at the Annual Meeting or any adjournment or postponement thereto, are hereby expressly revoked.


Signature(s)____________________________________________ Date _____________

Signature(s)____________________________________________ Date _____________


     Please sign and date above. When shares are held by joint tenants, both joint tenants should sign. When signing as administrator, attorney-in-fact, executor, fiduciary, guardian, officer, trustee, or other person acting in a representative capacity, please give your full title. If a corporation, an authorized officer should sign in the name of the corporation. If a partnership, a general partner should sign in the name of the partnership.

     PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.